GENERAL	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Wix.com Ltd. was incorporated on October 5, 2006, under the laws of the State of Israel, and commenced operations on the same date.

Wix.com Ltd. has established a number of subsidiaries in local jurisdictions to comply with local law requirements regarding payment collection, (Wix.com, Inc. (the "U.S. Subsidiary"), Wix.com Brasil Serviços de Internet Ltda. (the "Brazilian Subsidiary"), Wix.com Luxemburg S.a.r.l (the "Luxembourgian Subsidiary"), Wix.com Services Mexico S de RL de C.V. (the "Mexican Subsidiary"), Wix Com India Private Limited (the “Indian Subsidiary) and Wix.com Colombia S.A.S (the "Colombian Subsidiary").During 2016 the Company established new Entity in Singapore and as of December 31, 2018 the Singapore Subsidiary and the Colombian Subsidiary had not yet commenced their operations. In addition, the Company established wholly-owned subsidiaries in Lithuania under the name Wix.com UAB (the "Lithuanian Subsidiary") and in Germany under name (the "Wix.com Germany GmbH") which is engaged in R&D activity. During 2018 the Company established a new entity in Ireland under the name Wix Online Platforms Limited (the “Dublin” Subsidiary) which is engaged in customer support activity.

Wix.com Ltd. and its subsidiaries (the "Company") develops and markets an internet service that allows users to create web content.

b.
In January 2017, the Company acquired 100% of the share capital of Loyalblocks Ltd., a privately held Israeli company (doing business as Flok), in consideration of assuming certain liabilities. See note 4 for additional information.

c.
In February 2017, the Company acquired 100% of the capital stock of DeviantArt, Inc., a privately held Delaware based corporation, for cash consideration of approximately $36 million, including the assumption of approximately $3 million of liabilities. See note 4 for additional information.